                                                                   EXHIBIT 99.01

                             LETTER OF TRANSMITTAL
                      ADELPHIA COMMUNICATIONS CORPORATION

   OFFER TO EXCHANGE ITS 9 1/2% SENIOR PAY-IN-KIND NOTES DUE 2004, SERIES B
                                 ("NEW NOTES")
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR ANY AND ALL OF ITS OUTSTANDING 9 1/2% SENIOR PAY-IN-KIND NOTES DUE 2004, SERIES A
                                 ("OLD NOTES")
                PURSUANT TO THE PROSPECTUS, DATED       , 1994


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 1994 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"), TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

               To: Bank of Montreal Trust Company, Exchange Agent
By Certified Mail, by Hand or Overnight             By Facsimile:
Delivery:                                           Bank of Montreal Trust
Bank of Montreal Trust Company 77 Water             Company Attn: Corporate
Street New York, NY 10005 Attn:                     Trust Department (212)
Corporate Trust Department                          701-7684


                             Confirm by Telephone:
                                 (212) 701-7653

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                               ----------------

  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES                  (1)               (2)                  (3)
- --------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL
                                                                                  AMOUNT
NAME(S) AND ADDRESS(ES) OF                                PRINCIPAL            OF OLD NOTES
   REGISTERED HOLDER(S)                CERTIFICATE         AMOUNT              TENDERED (IF
(PLEASE FILL IN, IF BLANK)              NUMBER(S)*       OF OLD NOTES        LESS THAN ALL)**
- ---------------------------------------------------------------------------------------------
                                                                           ------------------
                                                                           ------------------
                                                                           ------------------
                                                                           ------------------
- ---------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the amount indicated in column (2).

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated        , 1994 (the "Prospectus"), of Adelphia Communications
Corporation, a Delaware corporation ("Adelphia"), and this Letter of Transmittal (the "Letter"), which together constitute Adelphia's offer (the "Exchange Offer") to exchange up to $150,000,000 aggregate principal amount of 9 1/2% Senior Pay-In-Kind Notes due 2004, Series B (the "New Notes") of Adelphia for a like principal amount of Adelphia's issued and outstanding 9 1/2% Senior Pay-In-Kind Notes due 2004, Series A (the "Old Notes") from the holders thereof.

  The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  This Letter is to be used either if certificates of Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer-- Procedures for Tendering" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

  Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1.

[_]CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________
Depository Trust Company Account Number ________________________________________
Transaction Code Number ________________________________________________________

[_]CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s) ___________________________________________________
Name of Eligible Institution that Guaranteed Delivery _________________________. If delivered by book entry transfer:
Depository Trust Company Account Number ________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLE- MENTS THERETO.
Name ___________________________________________________________________________
Address ________________________________________________________________________
 _______________________________________________________________________________
Telephone/Contact Person _______________________________________________________
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to Adelphia the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Adelphia all right, title and interest in and to such Old Notes as are being tendered hereby.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that Adelphia will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Adelphia. The undersigned will, upon request, execute and deliver any additional documents deemed by Adelphia or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC") in no-action letters issued to third parties. Based upon such interpretations, Adelphia believes that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Adelphia within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") ) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by Adelphia of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice Adelphia agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until Adelphia has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

  The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of Adelphia or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

  The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Adelphia in accordance with the terms and subject to the conditions of the Exchange Offer.

  The undersigned understands that if its Old Notes are accepted for exchange, such holder will not receive accrued interest thereon on the date of exchange. Instead, interest accruing on the Old Notes from February 22, 1994 through the date of exchange will be payable on August 15, 1994 to the holders of the New Notes as of August 1, 1994.

  The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," Adelphia may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Old Notes."

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                       PLEASE SIGN HERE
         (TO BE COMPLETED BY ALL TENDERING HOLDERS)
        (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
 X...........................     ...........................
 X...........................     ...........................
 Signature(s) of Owner(s)          Date
 Area Code and Telephone Number.................

 If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.
     Name(s): ......................................
     ...............................................
                   (Please Type or Print)
     Capacity: .....................................
     Address:.......................................
     ...............................................
                     (Include Zip Code)

                     SIGNATURE GUARANTEE
                (IF REQUIRED BY INSTRUCTION 3)

     Signature(s) Guaranteed by an Eligible
     Institution:...................................
                    (Authorized Signature)
     ...............................................
                         (Title)
     ...............................................
                     (Name of Firm)
     Dated: ........................................

  SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 3 AND 4)                 (SEE INSTRUCTIONS 3 AND 4)


 To be completed ONLY if                    To be completed ONLY if
 certificates for New Notes are             certificates for New Notes are
 to be issued in the name of and            to be sent to someone other
 sent to someone other than the             than the person or persons
 person or persons whose                    whose signature(s) appear(s) on
 signature(s) appear(s) on this             this Letter above or to such
 Letter above.                              person or persons at an address
                                            other than that shown in the
 Issue New Notes to:                        box entitled "Description of
                                            Old Notes" on this Letter
 Name............................           above.
      (Please Type or Print)
 ................................           Mail New Notes to:

     (Please Type or Print)
                                            Name............................

 Address.........................               (Please Type or Print)
 ................................           ................................
                                                (Please Type or Print)

                      (Zip Code)

 (Complete Substitute Form W-9)             Address.........................
                                            ................................

                                                                 (Zip Code)


  IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of this Letter and Old Notes; Guaranteed Delivery Procedure. The Letter is to be used to forward, and must accompany, all certificates representing Old Notes tendered pursuant to the Exchange Offer. Certificates representing the Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) as well as a properly completed and duly executed copy of this Letter and all other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

  THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer of Old Notes to the Exchange Agents account with DTC prior to the Expiration Date, may effect a tender if:

    (a) The tender is made through an Eligible Institution (as defined below):

    (b) On or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Old Notes (if possible) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, (i) the Letter of Transmittal (or facsimile thereof) together with the certificates representing the Old Notes and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent, or (ii) that book-entry transfer of such Old Notes into the Exchange Agent's account at DTC will be effected and confirmation of such book-entry transfer will be delivered to the Exchange Agent; and

    (c) this Letter, or a facsimile thereof, properly completed, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other required documents, or confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account at DTC, are received by the Exchange Agent within five business days after the Expiration Date.

  See "The Exchange Offer" in the Prospectus.

  2. Withdrawals. Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a telegram, telex, facsimile transmission or letter indicating notice of withdrawal must be received by the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old

Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes or otherwise comply with the DTC's procedures. See "The Exchange Offer--Withdrawal of Tender" in the Prospectus.

  3. Signatures on this Letter; Bond Powers and Endorsements; Guarantees of Signatures. If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  If this Letter or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by Adelphia, proper evidence satisfactory to Adelphia of their authority so to act must be submitted.

  The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution (as defined below) unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution (as defined below). In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securites Exchange Act of 1934, as amended (collectively, "Eligible Institutions"). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by Adelphia in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

  4. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Old Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

  5. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by Adelphia on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, Adelphia (or the Paying Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or Adelphia with its TIN within sixty (60) days after the date of the Substitute Form W-9, Adelphia (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or Adelphia with its TIN within such sixty (60) day period, Adelphia (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or Adelphia is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require Adelphia (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  6. Transfer Taxes. Adelphia will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

  7. Waiver of Conditions. Adelphia reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither Adelphia nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  9. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

  10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

               PAYER'S NAME: ADELPHIA COMMUNICATIONS CORPORATION

                         PART I--Taxpayer
 SUBSTITUTE              Identification Number

                         Enter your taxpayer         ------------------------
 FORM W-9                identification number in     Social Security Number
 DEPARTMENT OF THE       the appropriate box. For               OR
 TREASURY                most individuals, this      ------------------------
 INTERNAL REVENUE        is your social security     Employer Identification
 SERVICE                 number. If you do not                Number
                         have a number, see how
                         to obtain a "TIN" in the
                         enclosed Guidelines.

                         NOTE: If the account is
                         in more than one name,
                         see the chart on page 2
                         of the enclosed
                         Guidelines to determine
                         what number to give.

 PAYER'S REQUEST FOR     ------------------------------------------------------
 TAXPAYER IDENTIFICATION PART II--For Payees Exempt From Backup Withholding
 NUMBER (TIN) AND        (see enclosed Guidelines)
 CERTIFICATION           ------------------------------------------------------
                         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
                         CERTIFY THAT:
                         (1) the number shown on this form is my correct
                             Taxpayer Identification Number (or I am waiting
                             for a number to be issued to me), and
                         (2) I am not subject to backup withholding either
                             because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
                        -------------------------------------------------------
                         SIGNATURE---------------------- DATE-----------------
- --------------------------------------------------------------------------------
 Certification Guidelines--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
 (2).

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.
SIGNATURE ________________________________________________ DATE _______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

- -----------------------------------------------------------------------------------------------------------------------------
                                             GIVE THE                                                      GIVE THE EMPLOYER
                                             SOCIAL SECURITY                                               IDENTIFICATION
 FOR THIS TYPE OF ACCOUNT:                   NUMBER OF--                 FOR THIS TYPE OF ACCOUNT:         NUMBER OF--
- -----------------------------------------------------------------------------------------------------------------------------
 1. An individual's account                  The individual               6. Sole proprietorship           The owner(3)

 2. Two or more individuals (joint account)  The actual owner of the      7. A valid trust, estate or      The legal entity
                                             account or, if combined         pension trust                 (Do not
                                             funds, the first individual                                   furnish the
                                             on the account(1)                                             identifying number
                                                                                                           of the personal
                                                                                                           representative
                                                                                                           or trustee unless
                                                                                                           the legal entity
                                                                                                           itself is not
                                                                                                           designated in the
                                                                                                           account title.)(4)
 3. Custodian account for a minor (Uniform   The minor(2)
    Gift to Minors Act
                                                                          8. Corporate                     The corporation
 4. a. The usual revocable savings trust     The grantor-trustee(1)
       account (grantor is also trustee)                                  9. Association, club, religious, The organization
                                                                             charitable, educational or
                                                                             other tax-exempt
                                                                             organization
    b.  So-called trust account that is
        not a The actual owner(1) legal
        or valid trust under State law

 5. Sole proprietorship                      The owner(3)                10. Partnership                   The partnership

                                                                         11. A broker or registered        The broker or
                                                                             nominee                       nominee

                                                                         12. Account with the              The public entity
                                                                             Department of
                                                                             Agriculture in the name
                                                                             of a public entity (such
                                                                             as a state or local
                                                                             government, school
                                                                             district, or prison) that
                                                                             receives agricultural
                                                                             program payments

- --------------------------------------------------------------------------------

1) List first and circle the name of the person whose number you furnish.
2) Circle the minor's name and furnish the minor's social security number.
3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.
4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on interest payments include the following:

  . A corporation.
  . A financial institution.
  . An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under section 403(b)(7).
  . The United States or any agency or instrumentality thereof.
  . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  . An international organization or any agency, or instrumentality thereof.
  . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  . A real estate investment trust.
  . A common trust fund operated by a bank under section 584(a).
  . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  . An entity registered at all times under the Investment Company Act of
    1940.
  . A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the U.S.
    and which have at least one nonresident partner.
  . Payments of patronage dividends where the amount received is not paid in money.
  . Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
  . Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  . Payments described in section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE